    As filed with the Securities and Exchange Commission on April 15, 1998
                                                       Registration No. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER

                           THE SECURITIES ACT OF 1933

                                ---------------
                     Highwoods/Forsyth Limited Partnership
            (Exact Name of Registrant as Specified in Its Charter)


            North Carolina                   56-1869557
  (State of organization)                 (I.R.S. Employer
                                        Identification No.)

                        3100 Smoketree Court, Suite 600
                         Raleigh, North Carolina 27604
                                (919) 872-4924
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                ---------------
                          RONALD P. GIBSON, President
                           Highwoods Properties, Inc.
                        3100 Smoketree Court, Suite 600
                         Raleigh, North Carolina 27604
                                 (919) 872-4924
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                With Copies to:

            BRAD S. MARKOFF, Esq.         CATHERINE S. GALLAGHER, Esq.
                Alston & Bird LLP            Andrews & Kurth L.L.P.
      3605 Glenwood Avenue, Suite 310   1701 Pennsylvania Ave., N.W., Suite 200
        Raleigh, North Carolina 27601        Washington, D.C. 20006
                  (919) 420-2210                (202) 662-3024

                                ---------------
        Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this registration statement.


     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-31183-01

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                                ---------------
                        CALCULATION OF REGISTRATION FEE
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
 Title of Each Class                 Proposed Maximum   Proposed Maximum    Amount of
  of Securities to    Amount to Be    Offering Price        Aggregate      Registration
    Be Registered      Registered        per Unit        Offering Price(1)     Fee
Debt Securities        $5,000,000         100%             $5,000,000         $1,516

(1)  Estimated solely for purposes of determining the registration fee.
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

     This registration statement is being filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the registrant's registration statement on Form S-3 (Registration No. 333-31183-01) declared effective on July 24, 1997, including the exhibits thereto, are incorporated herein by reference.



Exhibits
---------
  5.1       Opinion of Alston & Bird LLP re legality
  8.1       Opinion of Alston & Bird LLP re tax matters
 23.1       Consent of Alston & Bird LLP (included in Exhibits 5.1 and 8.1)
 23.2       Consent of Ernst & Young LLP
 23.3       Consent of Coopers & Lybrand L.L.P.
  24        Powers of Attorney*

---------
* Incorporated herein by reference to the registrant's Registration Statement on Form S-3 (No. 333-31183-01).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh, State of North Carolina, on April 15, 1998.

                                        HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

                                        By: Highwoods Properties, Inc., in its
                                        capacity as general partner


               By: /s/   CARMAN J. LIUZZO
                   ----- ------------------------------------------------------
                               Carman J. Liuzzo
                   Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:



                 Name                                         Title                             Date
--------------------------------------  ------------------------------------------------- ---------------
/s/  O. TEMPLE SLOAN, JR.*              Chairman of the Board of Directors                April 15, 1998
----------------------------------
 O. Temple Sloan, Jr.
/s/  RONALD P. GIBSON*                  President, Chief Executive Officer and Director   April 15, 1998
----------------------------------
 Ronald P. Gibson
/s/  JOHN L. TURNER*                    Chief Investment Officer and Vice Chairman of     April 15, 1998
----------------------------------
 John L. Turner                         the Board of Directors
/s/  GENE H. ANDERSON*                  Senior Vice President and Director                April 15, 1998
----------------------------------
 Gene H. Anderson
/s/  JOHN W. EAKIN*                     Senior Vice President and Director                April 15, 1998
----------------------------------
 John W. Eakin
/s/  WILLIAM T. WILSON, III*            Director                                          April 15, 1998
----------------------------------
 William T. Wilson, III
/s/  THOMAS W. ADLER*                   Director                                          April 15, 1998
----------------------------------
 Thomas W. Adler
/s/  WILLIAM E. GRAHAM, JR.*            Director                                          April 15, 1998
----------------------------------
 William E. Graham, Jr.
/s/  L. GLENN ORR, JR.*                 Director                                          April 15, 1998
----------------------------------
 L. Glenn Orr, Jr.
/s/  WILLARD H. SMITH, JR.*             Director                                          April 15, 1998
----------------------------------
 Williard H. Smith, Jr.
/s/  STEPHEN TIMKO*                     Director                                          April 15, 1998
----------------------------------
 Stephen Timko
/s/  CARMAN J. LIUZZO                   Vice President, Chief Financial Officer and       April 15, 1998
----------------------------------
 Carman J. Liuzzo                       Treasurer (Principal Accounting Officer)

                         *By: /s/    CARMAN J. LIUZZO
     ------------------------------
                                Carman J. Liuzzo

                               (Attorney-in-Fact)

                                      II-1

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